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                                                                      Exhibit 23

                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Board of Directors and Stockholders of Prime Hospitality Corp.:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-54995.



                                        /s/ Arthur Andersen LLP
                                        -----------------------------------
                                        ARTHUR ANDERSEN LLP

Roseland, New Jersey
February 28, 1997